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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report: October 28, 1996


                            Commission File Number
                                   33-99452


                             HINES HOLDINGS, INC.
            (Exact name of registrant as specified in its charter)



         Nevada                                              52-1720681
(State of other jurisdiction of                  (I.R.S. Employer Identification
 incorporation or organization)                   Number)


                              12621 Jeffrey Road
                           Irvine, California 92720
              (Address of principal executive offices) (Zip Code)


                                (714) 559-4444
             (Registrant's telephone number, including area code)
















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Item 4.   Change in Registrant's Certifying Accountant
          --------------------------------------------

          Effective October 28, 1996, Hines Holdings, Inc. has engaged the independent accounting firm of Price Waterhouse L.L.P. to serve as its independent auditors. Price Waterhouse has served as the independent auditors of Sun Gro Horticulture, Inc. and Sun Gro Horticulture Canada Ltd. since July 1993. Price Waterhouse replaces Arthur Andersen L.L.P., which served as the independent auditors of Hines Holdings, Inc. and Hines Horticulture, Inc. since July 1990. There have been no material disagreements with Arthur Andersen with respect to the Company's accounting policies.









                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            HINES HOLDINGS, INC.
                                            (Registrant)



Date:  October 28, 1996                    By: /S/ Claudia M. Pieropan
                                               ------------------------
                                               Claudia M. Pieropan
                                               Chief Financial Officer
                                               (Duly authorized officer and
                                               Principal financial officer)




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